UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

ViroPharma Incorporated

(Exact name of registrant as specified in its charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 EAGLEVIEW BOULEVARD EXTON, PENNSYLVANIA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(610) 458-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K relates to the Current Report on Form 8-K filed by ViroPharma Incorporated under Items 1.01, 2.03, 3.02, and 9.01 filed on October 18, 2004.

Item 7.01 – Regulation FD Disclosure.

On October 18, 2004, ViroPharma Incorporated (the “Company”) announced that it had entered into an agreement to acquire the U.S. rights to the Vancocin® brand from Eli Lilly and the Company raised $62.5 million in a private debt offering to partially finance the product acquisition. The Company will hold a conference call to discuss these transactions at 10:00 am (EDT) on October 19, 2004. A copy of the script of the conference call is attached as Exhibit 99.1 to this report.

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

(c)	Exhibits

Exhibit No.	Description
99.1	Script of ViroPharma Incorporated October 19, 2004 Conference Call.

99.2	Securities Purchase Agreement dated October 18, 2004 by and among ViroPharma Incorporated and the Buyers.

99.3	Initial Registration Rights Agreement dated October 18, 2004 by and among ViroPharma Incorporated and the Buyers.

99.4	Convertible Notes Registration Rights Agreement dated October 18, 2004 by and among ViroPharma Incorporated and the Buyers.

99.5	Pledge and Collateral Agreement dated October 18, 2004 by and among ViroPharma Incorporated, U.S. Bank National Association as Trustee, and U.S. Bank National Association, as Collateral Agent and as Securities Intermediary dated October 18, 2004.

99.6	Bridge Notes Indenture dated October 18, 2004 of ViroPharma Incorporated to U.S. Bank National Association as Trustee (including form of Bridge Note).

99.7	Convertible Notes Indenture dated October 18, 2004 of ViroPharma Incorporated to U.S. Bank National Association as Trustee (including form of Convertible Note).

99.8	Form of Warrant.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: October 19, 2004	By:	/s/ Thomas F. Doyle
Thomas F. Doyle
Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description
99.1	Script of ViroPharma Incorporated October 19, 2004 Conference Call

99.2	Securities Purchase Agreement dated October 18, 2004 by and among ViroPharma Incorporated and the Buyers.

99.3	Initial Registration Rights Agreement dated October 18, 2004 by and among ViroPharma Incorporated and the Buyers.

99.4	Convertible Notes Registration Rights Agreement dated October 18, 2004 by and among ViroPharma Incorporated and the Buyers.

99.5	Pledge and Collateral Agreement dated October 18, 2004 by and among ViroPharma Incorporated, U.S. Bank National Association as Trustee, and U.S. Bank National Association, as Collateral Agent and as Securities Intermediary dated October 18, 2004.

99.6	Bridge Notes Indenture dated October 18, 2004 of ViroPharma Incorporated to U.S. Bank National Association as Trustee (including form of Bridge Note).

99.7	Convertible Notes Indenture dated October 18, 2004 of ViroPharma Incorporated to U.S. Bank National Association as Trustee (including form of Convertible Note).

99.8	Form of Warrant.